Exhibit 23(a)


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 20, 1997 which appears on page 28 of EIP Microwave, Inc.'s Annual Report on Form 10-KSB for the fiscal year ended September 30, 1997.


/s/ Meredith, Cardozo, Lanz & Chiu LLP
--------------------------------------

MEREDITH, CARDOZO, LANZ & CHIU LLP
San Jose, California
September 17, 1998























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